American Municipal Income Portfolio - 1998 Annual Report

1998 Annual Report

[LOGO]


AMERICAN
MUNICIPAL INCOME
PORTFOLIO

XAA

[LOGO]

CONTENTS

Portfolio Managers' Letter...................................................  2

Financial Statements and Notes...............................................  7

Investments in Securities.................................................... 16

Independent Auditors' Report................................................. 21

Federal Tax Information...................................................... 22

Shareholder Update........................................................... 23

Glossary..................................................................... 28

*** This report includes a glossary to help you understand financial terms used in the portfolio managers' letter. When you see this symbol, it indicates a word that is defined in the glossary.


AMERICAN MUNICIPAL INCOME PORTFOLIO
--------------------------------------------------------------------------------

FUND OBJECTIVE
High current income exempt from regular federal income tax, consistent with preservation of capital. The fund's income may be subject to state or local tax and the federal alternative minimum tax. Investors should consult their tax advisors. As with other investment companies, there can be no assurance this fund will achieve its objective.

PRIMARY INVESTMENTS
A diverse range of municipal securities rated investment grade or of comparable quality when purchased. These securities may include municipal derivative securities, such as inverse floating rate and inverse interest-only municipal securities, which may be more volatile than traditional municipal securities in certain market conditions.

AVERAGE ANNUALIZED TOTAL RETURNS
--------------------------------------------------------------------------------

Based on net asset value for the periods ended January 31, 1998
--------------------------------------------------------------------------------

                                                                         Since
                                                       One     Three   Inception
                                                       Year     Year   (6/25/93)
                                                       ----    -----   ---------
American Municipal Income Portfolio                   13.63%   14.28%     7.61%

Lipper General Municipal Bond Funds:
  Leveraged Average                                   12.28%   11.25%     5.99%

Lehman Brothers Municipal Long Bond Index             12.73%   11.52%     7.43%

Average annualized total returns are through January 31, 1998, and are based on the change in net asset value (NAV). They reflect the reinvestment of distributions but do not reflect sales charges. NAV-based performance is used to measure investment management results.

Average annualized total returns based on the change in market price for the one-year, three-year and since inception periods ended January 31, 1998, were 17.53%, 11.82% and 4.07%, respectively. These returns assume reinvestment of all distributions and reflect sales charges on those distributions described in the fund's dividend reinvestment plan, but not on initial purchases.

PLEASE REMEMBER, YOU COULD LOSE MONEY WITH THIS INVESTMENT. NEITHER SAFETY OF PRINCIPAL NOR STABILITY OF INCOME IS GUARANTEED. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. Closed-end funds, such as this fund, often trade at discounts to net asset value. Therefore, you may be unable to realize the full net asset value of your shares when you sell.

The Lipper General Municipal Bond Funds: Leveraged Average represents the average total return, with distributions reinvested, of leveraged perpetual and term trust national closed-end municipal funds as characterized by Lipper Analytical Services. The Lehman Brothers Municipal Long Bond Index is comprised of municipal bonds with more than 22 years to maturity and an average credit quality of AA. The index is unmanaged and does not include any fees or expenses in its total return figures.

The since inception numbers for the Lipper average and Lehman index are calculated from the month end following the fund's inception through January 31, 1998.

--------------------------------------------------------------------------------

          1998 Annual Report   1   American Municipal Income Portfolio

PORTFOLIO MANAGERS' LETTER
--------------------------------------------------------------------------------

March 18, 1998
--------------------------------------------------------------------------------

[PHOTO]
DOUG WHITE, CFA,
shares responsibility for the management of American Municipal Income Portfolio. He has 15 years of financial experience.

DEAR SHAREHOLDERS:

AMERICAN MUNICIPAL INCOME PORTFOLIO PROVIDED A TOTAL RETURN OF 13.63% FOR THE YEAR ENDED JANUARY 31, 1998. This compares to a 12.73% total return for the fund's benchmark,*** the Lehman Brothers Municipal Long Bond Index. Over the same period, the Lipper General Municipal Bond Funds: Leveraged Average gained 12.28%. The fund's monthly dividend remained stable at 6.27 cents per share throughout the 12-month reporting period.

WE ATTRIBUTE THE FUND'S PERFORMANCE LARGELY TO OUR STRATEGY OF POSITIONING THE PORTFOLIO TO BENEFIT FROM A DECLINE IN LONG-TERM INTEREST RATES. Entering the reporting period, the moderate inflation

* All returns assume reinvestment of all distributions and do not reflect sales charges, except the fund's total return based on market price, which does reflect sales charges on those distributions described in the fund's dividend reinvestment plan, but not on initial purchases. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost.
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

As a percentage of total assets on January 31, 1998.

                     [CHART]

Housing Revenue                            17%
Water/Sewer/Pollution Control Revenue       8%
Other Assets                                3%
Health Service/HMO Revenue                  1%
Hospital Revenue                           18%
Electric Revenue                           15%
Miscellaneous Revenue                       2%
Leasing Revenue                             2%
Education Revenue                           5%
Parking Revenue                             4%
General Obligations                        25%

Municipal inverse floating rate securities account for 1% of the fund's total assets.


*** This symbol represents a graduation cap, used throughout this report to indicate terms defined in the glossary.


--------------------------------------------------------------------------------

          1998 Annual Report   2   American Municipal Income Portfolio

--------------------------------------------------------------------------------

[PHOTO]
RON REUSS, ISFA,
shares responsibility for the management of American Municipal Income
Portfolio. He has 30 years of financial experience.
--------------------------------------------------------------------------------



outlook increased the probability that bond yields were likely to decline. Accordingly, we kept the fund's effective duration*** toward the long end of our target range to benefit from rising bond prices. (We discuss the fund's effective duration strategy in greater detail later in this letter.) While we recognized that the U.S. economy was growing at a solid pace and that the labor market remained tight, we believed that the financial crisis in Asia could provide enough of a drag on domestic growth to offset some of the inflationary pressures that typically build during the latter stages of an economic expansion.

AS EVENTS UNFOLDED, THE ASIAN CRISIS DID HELP TO PUSH LONG-TERM RATES SHARPLY LOWER. When the first hint of the looming turmoil in Asia appeared in July, yields on long-term Treasury bonds were 6.74%. By mid-January, Treasury-bond yields had fallen to 5.69%, as global investors sought a safe haven amid the chaos in Asia. Closer to home, bond buyers were reassured about the outlook for inflation. While municipal issues did not benefit directly from the foreign demand for Treasuries that accompanied the drop in Treasury yields, all fixed income securities compete for investment dollars on an after-tax basis among domestic investors. Consequently, yields on long-term municipal bonds also drifted lower in concert with comparable Treasury issues.

MUNICIPALITIES TOOK ADVANTAGE OF THE LOWER INTEREST RATES TO INCREASE REFUNDINGS. As yields dropped across the fixed income spectrum late in the year, municipal issuers used the occasion of lower rates to refund securities with a higher rate. The resulting increase in the supply of municipal debt on the market caused tax-exempt issues to underperform Treasury securities, especially during December, when interest rates declined most significantly.

THE FIXED INCOME MARKET BENEFITED FROM STABLE MONETARY POLICY.
Faced with little evidence of accelerating inflation and fearful of contributing to further turmoil overseas, the Federal Reserve

*** This symbol represents a graduation cap, used throughout this report to indicate terms defined in the glossary.


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          1998 Annual Report   3    American Municipal Income Portfolio

--------------------------------------------------------------------------------

Board (Fed) kept interest rates unchanged after a 0.25% hike in the key Federal Funds rate*** in March 1997. Despite the Asian crisis, Fed policy-makers have given no hint of any imminent cut in short-term interest rates.

THE U.S. ECONOMY CONTINUED TO GROW RAPIDLY AND WITHOUT SIGNIFICANT INFLATION. For all of 1997, the nation's total output of goods and services (GDP) increased by 3.8%, the fastest growth rate since 1988. Meanwhile, unemployment fell to a 24-year low of 4.6% late in the year. Despite the robust pace of economic activity, inflation remained under control. At the consumer level, prices increased by only 1.6% over the 12 months through January, while producer prices actually declined during the same period. The steady stream of good economic news put Americans in an ebullient mood, with consumer confidence in December soaring to its highest level in 28 years.

--------------------------------------------------------------------------------

GEOGRAPHICAL DISTRIBUTION
--------------------------------------------------------------------------------
As a percentage of total assets, on January 31, 1998.

Alabama           --                    Montana           --
Alaska            2%                    Nebraska          --
Arizona           3%                    Nevada            2%
Arkansas          --                    New Hampshire     --
California        9%                    New Jersey        --
Colorado          LESS THAN 1%          New Mexico        8%
Connecticut       --                    New York          LESS THAN 1%
Delaware          --                    North Carolina    --
Florida           2%                    North Dakota      5%
Georgia           9%                    Ohio              --
Hawaii            2%                    Oklahoma          --
Idaho             --                    Oregon            --
Illinois          6%                    Pennsylvania      --
Indiana           7%                    Rhode Island      --
Iowa              1%                    South Carolina    1%
Kansas            1%                    South Dakota      1%
Kentucky          --                    Tennessee         --
Louisiana         4%                    Texas             8%
Maine             --                    Utah              3%
Maryland          4%                    Vermont           --
Massachusetts     --                    Virginia          --
Michigan         10%                    Washington        2%
Minnesota         6%                    West Virginia     --
Mississippi       --                    Wisconsin         2%
Missouri          --                    Wyoming           --


*** This symbol represents a graduation cap, used throughout this report to indicate terms defined in the glossary.

--------------------------------------------------------------------------------

          1998 Annual Report   4   American Municipal Income Portfolio

--------------------------------------------------------------------------------

WE EXPECT THAT ECONOMIC FALLOUT FROM ASIA WILL BECOME INCREASINGLY EVIDENT LATER THIS YEAR. As the reporting period ended, there was a growing expectation among investors that the impact of the Asian crisis on the U.S. economy might be less severe than previously feared. We believe, however, that while the effects may be somewhat more benign than the worst-case scenarios suggested, the full impact of the Asian crisis will only become evident as the year unfolds. Specifically, we expect that reduced demand for U.S. goods in Asia, coupled with intense pricing pressures from imports, may pinch corporate profit margins enough to keep inflationary pressures in check without significant credit-tightening moves by the Federal Reserve. In this environment, we expect long-term interest rates to remain within a relatively tight range around present levels, with a possible downward bias if Asian problems more negatively impact the U.S. economy.

AT THIS ADVANCED STAGE OF THE BUSINESS CYCLE, WE BELIEVE IT IS PRUDENT TO MAINTAIN HIGH STANDARDS OF CREDIT QUALITY IN THE PORTFOLIO. The confidence shown by investors in the health of the domestic economy has led to a nearly unprecedented contraction in yield differentials between low- and high-rated municipal issues. At current levels, we believe that the marginal improvement in yields offered by lower-rated debt does not provide adequate compensation to take on the incremental credit risk. We will continue to search for issues that offer the combination of compelling value and the potential for significant improvement in underlying fundamentals.

GIVEN OUR OUTLOOK FOR RELATIVELY STABLE INTEREST RATES, WE FORESEE MAKING ONLY MINOR ADJUSTMENTS TO THE PORTFOLIO'S EFFECTIVE DURATION IN COMING MONTHS. With the fund's effective duration near the long end of our target range, we continue to position the portfolio to

--------------------------------------------------------------------------------

          1998 Annual Report   5   American Municipal Income Portfolio

--------------------------------------------------------------------------------

benefit from stable or falling interest rates. As noted earlier, we believe the most likely scenario in the fixed income market is that long-term bond yields will remain within a relatively narrow range. If the highly fluid nature of the Asian crisis causes long-term interest rates to break out of this trading range in either direction, we would adjust the fund's effective duration accordingly. Please note that the fund generally maintains an effective duration that is longer than that of its benchmark to help meet its objective of high current income. This long duration, coupled with the fund's leverage from preferred stock,*** could have a negative impact on the fund's net asset value during a rising interest rate environment. The fund's longer duration and leverage position could also benefit the fund during times of falling interest rates.

Thank you for your investment in the American Municipal Income Portfolio.

Sincerely,


/s/ Douglas J. White            /s/ Ronald R. Reuss

Douglas J. White                Ronald R. Reuss
Portfolio Manager               Portfolio Manager

*** This symbol represents a graduation cap, used throughout this report to indicate terms defined in the glossary.

--------------------------------------------------------------------------------

          1998 Annual Report   6   American Municipal Income Portfolio

Financial Statements

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES  January 31, 1998
 ................................................................................

ASSETS:
Investments in securities at market value* (note 2) ........     $132,664,317
Cash in bank on demand deposit .............................         300,112
Accrued interest receivable ................................       1,467,735
                                                              -----------------
  Total assets .............................................     134,432,164
                                                              -----------------

LIABILITIES:
Preferred stock dividends payable (note 3) .................          12,037
Payable for investment securities purchased on a when-issued
  basis (note 2) ...........................................       4,122,180
Accrued investment management fee ..........................          38,717
Accrued remarketing agent fee ..............................           8,453
Accrued administrative fee .................................          16,593
                                                              -----------------
  Total liabilities ........................................       4,197,980
                                                              -----------------
  Net assets applicable to outstanding capital stock .......     $130,234,184
                                                              -----------------
                                                              -----------------

COMPOSITION OF NET ASSETS:
Capital stock and additional paid-in capital (common and
  preferred stock) .........................................     $124,031,021
Undistributed net investment income ........................         318,471
Accumulated net realized loss on investments ...............      (3,412,652)
Unrealized appreciation of investments .....................       9,297,344
                                                              -----------------

  Total - representing net assets applicable to capital
    stock ..................................................     $130,234,184
                                                              -----------------
                                                              -----------------

* Investments in securities at identified cost .............     $123,366,973
                                                              -----------------
                                                              -----------------

NET ASSET VALUE AND MARKET PRICE OF CAPITAL STOCK:
Net assets applicable to outstanding common stock ..........     $86,734,184
Shares of common stock outstanding (authorized 1 million
  shares of $0.01 par value) ...............................       5,756,267
Net asset value ............................................     $     15.07
Market price ...............................................     $     13.44

LIQUIDATION PREFERENCE OF PREFERRED STOCK (NOTE 3):
Net assets applicable to outstanding preferred stock .......     $43,500,000
Shares of preferred stock outstanding (authorized 1 million
  shares) ..................................................           1,740
Liquidation preference per share ...........................     $    25,000

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

---------------------------------------------------------------------

           1998 Annual Report  7  American Municipal Income Portfolio

---------------------------------------------------------------------

STATEMENT OF OPERATIONS  For the Year Ended January 31, 1998
 ................................................................................

INCOME:
Interest ...................................................     $ 6,741,993
                                                              -----------------

EXPENSES (NOTE 5):
Investment management fee ..................................         440,183
Administrative fee .........................................         188,650
Remarketing agent fee ......................................         110,560
Custodian and accounting fees ..............................          76,761
Transfer agent fees ........................................          24,061
Reports to shareholders ....................................          33,690
Directors' fees ............................................          12,165
Audit and legal fees .......................................          45,212
Other expenses .............................................          45,519
                                                              -----------------
  Total expenses ...........................................         976,801
    Less expenses paid indirectly ..........................          (6,619)
                                                              -----------------

  Total net expenses .......................................         970,182
                                                              -----------------

  Net investment income ....................................       5,771,811
                                                              -----------------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gain on investments (note 4) ..................         938,539
Net change in unrealized appreciation or depreciation of
  investments ..............................................       5,508,127
                                                              -----------------

  Net gain on investments ..................................       6,446,666
                                                              -----------------

    Net increase in net assets resulting from operations ...     $12,218,477
                                                              -----------------
                                                              -----------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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           1998 Annual Report  8  American Municipal Income Portfolio

---------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
 ................................................................................

                                                                 YEAR ENDED          YEAR ENDED
                                                                   1/31/98             1/31/97
                                                              -----------------   -----------------
OPERATIONS:
Net investment income ......................................     $ 5,771,811         $ 6,133,591
Net realized gain on investments ...........................         938,539             397,404
Net change in unrealized appreciation or depreciation of
  investments ..............................................       5,508,127          (3,270,332)
                                                              -----------------   -----------------

  Net increase in net assets resulting from operations .....      12,218,477           3,260,663
                                                              -----------------   -----------------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
  Common stock dividends ...................................      (4,363,250)         (4,334,469)
  Preferred stock dividends ................................      (1,565,698)         (1,493,104)
                                                              -----------------   -----------------
  Total distributions ......................................      (5,928,948)         (5,827,573)
                                                              -----------------   -----------------

  Total increase (decrease) in net assets ..................       6,289,529          (2,566,910)

Net assets at beginning of year ............................     123,944,655         126,511,565
                                                              -----------------   -----------------

Net assets at end of year ..................................     $130,234,184        $123,944,655
                                                              -----------------   -----------------
                                                              -----------------   -----------------

Undistributed net investment income ........................     $   318,471         $   486,738
                                                              -----------------   -----------------
                                                              -----------------   -----------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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           1998 Annual Report  9  American Municipal Income Portfolio

        Notes to Financial Statements
--------------------------------------------------------------------------------

(1) ORGANIZATION
 ................................
               American Municipal Income Portfolio Inc. (the fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, closed-end management investment company. The fund invests in a diverse range of municipal securities rated investment grade or of comparable quality when purchased. These securities may include municipal derivative securities, such as inverse floating rate and inverse interest-only municipal securities. Fund shares are listed on the New York Stock Exchange under the symbol XAA.

(2) SUMMARY OF
    SIGNIFICANT
    ACCOUNTING
    POLICIES
 ................................
                  INVESTMENTS IN SECURITIES
               Portfolio securities for which market quotations are readily available are valued at current market value. If market quotations or valuations are not readily available, or if such quotations or valuations are believed to be inaccurate, unreliable or not reflective of market value, portfolio securities are valued according to procedures adopted by the fund's board of directors in good faith at "fair value", that is, a price that the fund might reasonably expect to receive for the security or other asset upon its current sale.

               The current market value of certain fixed income securities is provided by an independent pricing service. Fixed income securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value.

               Securities transactions are accounted for on the date securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Interest income, including amortization of bond discount and premium, is recorded on an accrual basis.

                  SECURITIES PURCHASED ON A WHEN-ISSUED BASIS
               Delivery and payment for securities that have been purchased by the fund on a when-issued or forward-commitment basis can take

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          1998 Annual Report  10  American Municipal Income Portfolio

--------------------------------------------------------------------------------
               place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The fund segregates, with its custodian, assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the fund's net asset value if the fund makes such purchases while remaining substantially fully invested. As of January 31, 1998, the fund had entered into outstanding when-issued or forward commitments of $4,122,180.

                  FEDERAL TAXES
               The fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and not be subject to federal income tax. Therefore, no income tax provision is required. The fund also intends to distribute its taxable net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

               Net investment income and net realized gains (losses) may differ for financial statement and tax purposes primarily because of market discount amortization. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the fund.

               On the statement of assets and liabilities, as a result of permanent book-to-tax differences, a reclassification adjustment has been made to decrease undistributed net investment income and decrease accumulated net realized loss on investments by $11,130.

                  DISTRIBUTIONS TO SHAREHOLDERS
               Distributions from net investment income are made monthly for common shareholders and weekly for preferred shareholders.

---------------------------------------------------------------------

          1998 Annual Report  11  American Municipal Income Portfolio

--------------------------------------------------------------------------------
               Common stock distributions are recorded as of the close of business on the ex-dividend date and preferred stock dividends are accrued daily. Net realized gains distributions, if any, will be made at least annually. Distributions are payable in cash or, for common shareholders pursuant to the fund's dividend reinvestment plan, reinvested in additional shares of the fund's common stock. Under the plan, common shares will be purchased in the open market.

                  USE OF ESTIMATES
               The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from these estimates.

(3) REMARKETED
    PREFERRED
    STOCK
 ................................
               American Municipal Income Portfolio has issued and, as of January 31, 1998, has outstanding 1,740 shares of remarketed preferred stock (870 shares in class "T" and 870 shares in class "TH") (RP) with a liquidation preference of $25,000 per share. The dividend rate on the RP is adjusted every seven days (on Tuesdays for class "T" and on Thursdays for class "TH"), as determined by the remarketing agent. On January 31, 1998, the dividend rates were 3.30% and 3.50% for class "T" and "TH," respectively.

               RP is a registered trademark of Merrill Lynch & Company.

(4) INVESTMENT
    SECURITY
    TRANSACTIONS
 ................................
               Cost of purchases and proceeds from sales of securities, other than temporary investments in short-term securities, for the year ended January 31, 1998, aggregated $55,720,418 and $54,475,632, respectively.

(5) EXPENSES
 ................................
                  INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES
               The fund has entered into the following agreements with Piper Capital Management Incorporated (the advisor and administrator):

               The investment advisory agreement provides the advisor with a monthly investment management fee equal to an annual rate of 0.35% of the fund's average weekly net assets (computed by

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          1998 Annual Report  12  American Municipal Income Portfolio

--------------------------------------------------------------------------------
               subtracting liabilities, which exclude preferred stock, from the value of the total assets of the fund). For its fee, the advisor provides investment advice and conducts the management and investment activities of the fund.

               The administration agreement provides the administrator with a monthly fee in an amount equal to an annual rate of 0.15% of the fund's average weekly net assets (computed by subtracting liabilities, which exclude preferred stock, from the value of the total assets of the fund). For its fee, the administrator provides reporting, regulatory and record-keeping services for the fund.

                  REMARKETING AGENT FEE
               The fund has entered into a remarketing agent agreement with Merrill Lynch, Pierce, Fenner & Smith (the remarketing agent). The remarketing agreement provides the remarketing agent with a monthly fee in an amount equal to an annual rate of 0.25% of the fund's average amount of RP outstanding. For its fee, the remarketing agent will remarket shares of RP tendered to it on behalf of shareholders and will determine the applicable dividend rate for each seven-day dividend period.

                  OTHER FEES AND EXPENSES
               In addition to the investment management, administrative and remarketing agent fees, the fund is responsible for paying most other operating expenses including: outside directors' fees and expenses; custodian fees; registration fees; printing and shareholder reports; transfer agent fees and expenses; legal, auditing and accounting services; insurance; interest; taxes and other miscellaneous expenses.

               Expenses paid indirectly represent a reduction of custodian fees for earnings on miscellaneous cash balances maintained by the fund.

(6) CAPITAL LOSS
    CARRYOVER
 ................................
               For federal income tax purposes, the fund had capital loss carryovers at January 31, 1998, which, if not offset by subsequent capital gains, will expire on the fund's fiscal year-ends as indicated

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          1998 Annual Report  13  American Municipal Income Portfolio

--------------------------------------------------------------------------------
               below. It is unlikely the board of directors will authorize a distribution of any net realized capital gains until the available capital loss carryovers have been offset or expire.

                    CAPITAL LOSS
                      CARRYOVER     EXPIRATION
                    -------------   -----------
                      $1,855,078         2003
                       1,557,574         2004
                    -------------
                      $3,412,652
                    -------------
                    -------------

(7) PENDING
    ACQUISITION
 ................................
               On December 15,1997, Piper Jaffray Companies, Inc., the parent company of the fund's investment advisor, announced that it had entered into an agreement to be acquired by U.S. Bancorp. It is anticipated that this acquisition will be completed in the second quarter of 1998, subject to regulatory approval, the approval of Piper Jaffray Companies shareholders and the satisfaction of customary closing conditions.

               U.S. Bancorp is a multi-state bank holding company headquartered in Minneapolis, Minnesota with a geographic service area spanning 17 states. As of December 31, 1997, U.S. Bancorp was the 15th largest U.S. commercial bank holding company, with assets of nearly $71.3 billion. U.S. Bank National Association ("U.S. Bank"), a wholly owned subsidiary of U.S. Bancorp, currently acts as the investment advisor to 32 mutual funds (the "First American Funds"). As of December 31, 1997, U.S. Bank, acting through its First American Asset Management group, managed more than $55 billion in assets, including approximately $20.5 billion in assets of the First American Funds.

               Under the Investment Company Act of 1940, as amended (the "1940 Act"), consummation of the acquisition of Piper Jaffray Companies by U.S. Bancorp will result in the assignment and automatic termination of the fund's investment advisory agreement with Piper Capital Management Incorporated. The 1940 Act requires that any new investment advisory agreement for the fund be approved by the fund's board of directors and shareholders.

---------------------------------------------------------------------

          1998 Annual Report  14  American Municipal Income Portfolio

--------------------------------------------------------------------------------

(8) FINANCIAL
    HIGHLIGHTS
 ................................
               Per-share data for a share of common stock outstanding throughout each period and selected information for each period are as follows:

AMERICAN MUNICIPAL INCOME PORTFOLIO

                                                                            Year Ended January 31,
                                                                        ------------------------------  Period Ended
                                                                         1998    1997    1996    1995    1/31/94(g)
                                                                        ------  ------  ------  ------  -------------
Net asset value, common stock, beginning of period                      $13.98  $14.42  $11.97  $14.88      $14.13
                                                                        ------  ------  ------  ------  -------------
Operations:
  Net investment income ..............................................    1.00    1.07    1.07    1.14        0.58
  Net realized and unrealized gains (losses) on investments ..........    1.12   (0.50)   2.52   (2.92)       0.83
                                                                        ------  ------  ------  ------  -------------
    Total from operations ............................................    2.12    0.57    3.59   (1.78)       1.41
                                                                        ------  ------  ------  ------  -------------
Distributions to shareholders:
  From net investment income
    Paid to common shareholders ......................................   (0.76)  (0.75)  (0.85)  (0.87)      (0.44)
    Paid to preferred shareholders ...................................   (0.27)  (0.26)  (0.29)  (0.23)      (0.08)
  From net realized gains
    Paid to common shareholders ......................................      --      --      --   (0.02)         --
    Paid to preferred shareholders ...................................      --      --      --   (0.01)         --
                                                                        ------  ------  ------  ------  -------------
    Total distributions to shareholders ..............................   (1.03)  (1.01)  (1.14)  (1.13)      (0.52)
                                                                        ------  ------  ------  ------  -------------
Offering costs and underwriting discounts associated with the
  remarketed preferred stock .........................................      --      --      --      --       (0.14)
                                                                        ------  ------  ------  ------  -------------
Net asset value, common stock, end of period .........................  $15.07  $13.98  $14.42  $11.97      $14.88
                                                                        ------  ------  ------  ------  -------------
                                                                        ------  ------  ------  ------  -------------
Market value, common stock, end of period ............................  $13.44  $12.13  $12.50  $11.63      $14.63
                                                                        ------  ------  ------  ------  -------------
                                                                        ------  ------  ------  ------  -------------
SELECTED INFORMATION
Total return, common stock, net asset value (a) ......................   13.63%   2.41%  28.31% (13.46)%       8.49%
Total return, common stock, market value (b) .........................   17.53%   3.29%  15.21% (14.44)%       0.40%
Net assets at end of period (in millions) ............................  $  130  $  124  $  127  $  112      $  129
Ratio of expenses to average weekly net assets applicable to common
  stock (c) ..........................................................    1.19%   1.22%   1.20%   1.20%       1.15%(h)
Ratio of net investment income to average weekly net assets applicable
  to common stock (d)(e) .............................................    5.10%   5.90%   5.81%   7.43%       6.92%(h)
Portfolio turnover rate
  (excluding short-term securities) ..................................      46%     28%     54%     52%         31%
Remarketed preferred stock outstanding end of period (in millions) ...  $   44  $   44  $   44  $   44      $   44
Asset coverage ratio (f) .............................................     299%    285%    291%    258%        297%

(a) ASSUMES REINVESTMENT OF DISTRIBUTIONS AT NET ASSET VALUE AND DOES NOT REFLECT A SALES CHARGE.
(b) ASSUMES REINVESTMENT OF DISTRIBUTIONS AT ACTUAL PRICES PURSUANT TO THE FUND'S DIVIDEND REINVESTMENT PLAN.
(c) RATIO OF EXPENSES TO TOTAL AVERAGE WEEKLY NET ASSETS IS 0.78%, 0.78%, 0.77%, 0.74% AND 0.70% IN FISCAL YEARS 1998, 1997, 1996, 1995 AND 1994,
     RESPECTIVELY. DIVIDENDS PAID TO SHAREHOLDERS ARE NOT CONSIDERED AN EXPENSE.
(d) RATIO REFLECTS TOTAL NET INVESTMENT INCOME LESS DIVIDENDS PAID TO PREFERRED SHAREHOLDERS FROM NET INVESTMENT INCOME DIVIDED BY AVERAGE WEEKLY NET ASSETS APPLICABLE TO COMMON STOCK.
(e) RATIO OF NET INVESTMENT INCOME TO TOTAL AVERAGE WEEKLY NET ASSETS IS 4.58%, 5.02%, 5.13%, 5.72%, AND 4.88% IN FISCAL YEARS 1998, 1997, 1996, 1995 AND
     1994, RESPECTIVELY.
(f)  REPRESENTS TOTAL NET ASSETS DIVIDED BY REMARKETED PREFERRED STOCK.
(g)  COMMENCEMENT OF OPERATIONS WAS JUNE 25, 1993.
(h)  ANNUALIZED.

--------------------------------------------------------------------------------

          1998 Annual Report  15  American Municipal Income Portfolio

Investments in Securities
---------------------------------------------------------------------

AMERICAN MUNICIPAL INCOME PORTFOLIO                               January 31, 1998
 ........................................................................................

                                                            Principal          Market
Description of Security                                      Amount           Value (a)
---------------------------------------------------------  -----------      -------------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

MUNICIPAL LONG-TERM SECURITIES (98.1%):
  MUNICIPAL BONDS (97%):
    ALASKA (2.4%):
      State Housing Finance Corp., 5.50%, 12/1/17 .......  $ 3,000,000      $   3,065,250
                                                                            -------------

    ARIZONA (3.2%):
      Pima County United School District (FGIC), 8.38%,
        7/1/13 ..........................................    3,000,000          4,199,130
                                                                            -------------

    CALIFORNIA (9.3%):
      State General Obligation, 5.00%,
        10/1/14-10/1/16 .................................    6,000,000          6,029,240
      Duarte Redevelopment Agency, 6.88%, 11/1/11 .......    5,000,000(d)       6,063,000
                                                                            -------------
                                                                               12,092,240
                                                                            -------------

    COLORADO (0.4%):
      Water Reserve and Power Development (Callable
        9/1/06 at 101), 5.90%, 9/1/16 ...................      500,000            533,990
                                                                            -------------

    FLORIDA (2.3%):
      Tampa Revenue, 4.88%, 11/15/18 ....................    3,150,000(e)       3,055,626
                                                                            -------------

    GEORGIA (9.1%):
      Municipal Electrical Authority (FGIC) (Callable
        1/1/03 at 102), 6.50%, 1/1/12 ...................   10,000,000(d)      11,901,400
                                                                            -------------

    HAWAII (2.2%):
      State Department of Budget and Finance, 6.40%,
        7/1/13 ..........................................    2,415,000          2,820,913
                                                                            -------------

    ILLINOIS (4.9%):
      Augustana College Revenue (Callable 10/01/07 at
        100), 5.70%, 10/1/11 ............................      500,000            531,785
      Chicago State University Revenue (MBIA) (Callable
        12/1/04 at 102), 6.00%, 12/1/12 .................    1,000,000          1,102,110
      Rochelle Electric Systems (AMBAC) (Callable 5/1/06
        at 102), 5.20%, 5/1/16 ..........................      750,000            756,225
      Kane County School District (FGIC) (Callable 2/1/05
        at 100), 5.75%, 2/1/15 ..........................    1,000,000          1,055,940
      Health Facility Authority-Alexian Brothers Medical
        Centre (Callable 1/1/02 at 100), 6.80%,
        1/1/22 ..........................................    1,000,000          1,074,960

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

---------------------------------------------------------------------

          1998 Annual Report  16  American Municipal Income Portfolio

---------------------------------------------------------------------

AMERICAN MUNICIPAL INCOME PORTFOLIO
(CONTINUED)

                                                            Principal          Market
Description of Security                                      Amount           Value (a)
---------------------------------------------------------  -----------      -------------
      Health Facility Authority-Lutheran General Hospital
        (Callable 1/1/02-4/1/15 at 100-102), 7.00%,
        4/1/08-4/1/14 ...................................  $ 1,500,000      $   1,803,150
                                                                            -------------
                                                                                6,324,170
                                                                            -------------

    INDIANA (6.3%):
      Valparaiso-Porter County Public Library (FGIC)
        (Callable 7/1/04 at 102), 6.25%, 1/1/16 .........    1,500,000          1,664,760
      Health Facility Authority-Columbus Hospital (FSA),
        7.00%, 8/15/15 ..................................    2,670,000          3,342,867
      Brownsburg School Building Corporation (FSA)
        (Callable 2/1/05 at 102), 5.95%, 8/1/10 .........    2,000,000          2,191,440
      Municipal Bond Bank (Callable 2/1/04 at 102),
        6.00%, 2/1/16 ...................................    1,000,000          1,063,260
                                                                            -------------
                                                                                8,262,327
                                                                            -------------

    IOWA (0.8%):
      Sheldon Health Care Facilities (Callable 3/1/04 at
        101), 6.15%, 3/1/16 .............................    1,000,000          1,073,040
                                                                            -------------

    KANSAS (0.9%):
      Kansas City Utility Systems Revenue (FGIC)
        (Callable 9/1/04 at 102), 6.25%, 9/1/14 .........    1,000,000          1,117,920
                                                                            -------------

    LOUISIANA (4.4%):
      Desoto Parish Pollution Control (Callable 1/1/03 at
        102), 7.23%, 1/1/19 .............................    5,000,000          5,744,300
                                                                            -------------

    MARYLAND (4.2%):
      Baltimore Parking Revenue - Series A (FGIC), 5.90%,
        7/1/13 .                                             4,865,000          5,511,558
                                                                            -------------

    MICHIGAN (10.1%):
      Clarkston Community Schools (MBIA) (Callable
        05/01/07 at 100), 5.25%, 5/1/17 .................    1,000,000          1,014,560
      Comstock Park Public Schools (FGIC) (Callable
        1/1/03 at 102), 7.88%, 5/1/11 ...................    3,145,000(d)       4,120,893
      Hospital Financing Authority-Daughters Charity
        (Callable 11/1/05 at 101), 5.25%, 11/1/15 .......    3,000,000          3,052,470
      Kent Hospital Financial Authority-Michigan
        Hospitals (MBIA) (Callable 1/15/08 at 100),
        7.25%, 1/15/13 ..................................    4,000,000(d)       4,945,840
                                                                            -------------
                                                                               13,133,763
                                                                            -------------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

---------------------------------------------------------------------

          1998 Annual Report  17  American Municipal Income Portfolio

---------------------------------------------------------------------

AMERICAN MUNICIPAL INCOME PORTFOLIO
(CONTINUED)

                                                            Principal          Market
Description of Security                                      Amount           Value (a)
---------------------------------------------------------  -----------      -------------
    MINNESOTA (4.7%):
      Minneapolis Special School District (FGIC), 5.41%,
        2/1/15 ..........................................  $ 3,630,000(d)   $   3,717,447
      Eden Praire Multifamily Housing Revenue,
        5.50%-5.60%, 1/20/18-7/20/28 ....................    1,400,000          1,412,158
      State Housing and Finance Agency (Callable 7/1/02
        at 102), AMT, 6.85%, 1/1/24 .....................      875,000(b)         929,189
                                                                            -------------
                                                                                6,058,794
                                                                            -------------

    NEVADA (2.5%):
      Washoe County School District (MBIA) (Callable
        6/1/04 at 101), 5.75%, 6/1/12 ...................    3,000,000          3,208,350
                                                                            -------------

    NEW MEXICO (8.2%):
      Mortgage Finance Authority, 6.40%-6.88%,
        7/1/15-7/1/25 ...................................    9,575,000         10,636,891
                                                                            -------------

    NORTH DAKOTA (2.8%):
      Mercer County Pollution Control Revenue, 7.20%,
        6/30/13 .........................................    3,000,000          3,707,010
                                                                            -------------

    SOUTH CAROLINA (1.2%):
      State Highway - Series B (Callable 7/1/06 at 102),
        5.63%, 7/1/15 ...................................    1,500,000          1,619,625
                                                                            -------------

    SOUTH DAKOTA (1.2%):
      Housing and Development Authority (Callable 5/1/04
        at 102), 5.80%, 5/1/14 ..........................    1,500,000          1,564,740
                                                                            -------------

    TEXAS (8.2%):
      Brazos River Authority Revenue (AMBAC), 5.13%,
        5/1/19 ..........................................    1,000,000(e)         994,800
      Arlington Independent School District (Callable
        2/15/05 at 100), 6.00%, 2/15/15 .................    2,275,000          2,437,844
      El Paso General Obligation, 7.00%, 8/15/07 ........    1,000,000          1,202,520
      Fort Bend Independent School District (Callable
        2/15/08 at 100), 5.00%, 2/15/14 .................    2,000,000          2,018,820
      North East Independent School District, 4.50%,
        2/1/16 ..........................................    2,000,000          1,857,500
      United Independent School District (Callable
        8/15/06 at 100), 5.00%, 8/15/14 .................    1,150,000          1,159,522
      Houston Water Conveyance System (AMBAC), 7.50%,
        12/15/16 ........................................      745,000            983,922
                                                                            -------------
                                                                               10,654,928
                                                                            -------------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

---------------------------------------------------------------------

          1998 Annual Report  18  American Municipal Income Portfolio

---------------------------------------------------------------------

AMERICAN MUNICIPAL INCOME PORTFOLIO
(CONTINUED)

                                                            Principal          Market
Description of Security                                      Amount           Value (a)
---------------------------------------------------------  -----------      -------------
    UTAH (3.6%):
      Municipal Power-San Juan Project (MBIA) (Callable
        6/1/04 at 102), 6.25%, 6/1/14 ...................  $ 1,300,000      $   1,441,440
      NEBO County School District (FGIC) (Callable
        6/15/04 at 100), 5.75%, 6/15/14 .................    3,000,000          3,195,390
                                                                            -------------
                                                                                4,636,830
                                                                            -------------

    WASHINGTON (2.4%):
      Douglas County Public Utility District (MBIA)
        (Callable 1/1/05 at 102), 6.00%, 1/1/15 .........    1,000,000          1,086,770
      State Public Power (FSA), 5.25%, 7/1/16 ...........    1,000,000          1,010,230
      State Public Power Supply, 5.13%, 7/1/18 ..........    1,000,000            985,640
                                                                            -------------
                                                                                3,082,640
                                                                            -------------

    WISCONSIN (1.7%):
      Health and Education Facilities-Beloit Hospital
        (Callable 7/1/03 at 102), 5.80%-5.90%,
        7/1/09-7/1/11 ...................................    1,180,000          1,231,924
      Health and Education Facilities-Waukesha Hospital
        (AMBAC) (Callable 8/15/06 at 102), 5.50%,
        8/15/15 .........................................    1,000,000          1,038,070
                                                                            -------------
                                                                                2,269,994
                                                                            -------------

        Total Municipal Bonds
          (cost: $117,211,483) ..........................                     126,275,429
                                                                            -------------

MUNICIPAL DERIVATIVE SECURITIES (1.1%):
  INVERSE FLOATER (1.1%):
      Duluth, Minnesota, Health Care Trust Certificate,
        Series F2, 10.27%, 5/1/18
        (cost: $1,155,490) ..............................    1,110,000(b)(d)     1,388,888
                                                                            -------------

        Total Municipal Long-Term Securities
          (cost: $118,366,973) ..........................                     127,664,317
                                                                            -------------

MUNICIPAL SHORT-TERM SECURITIES (3.8%):
  ILLINOIS (0.8%):
      Illinois Health Facilities Authority, VRDN, 3.70%,
        11/1/20 .........................................    1,100,000(b)(c)     1,100,000
                                                                            -------------

  INDIANA (0.6%):
      Indiana Hospital Equipment Finance Authority,
        3.55%, 12/1/15 ..................................      800,000(c)         800,000
                                                                            -------------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

---------------------------------------------------------------------

          1998 Annual Report  19  American Municipal Income Portfolio

---------------------------------------------------------------------

AMERICAN MUNICIPAL INCOME PORTFOLIO
(CONTINUED)

                                                            Principal          Market
Description of Security                                      Amount           Value (a)
---------------------------------------------------------  -----------      -------------
  NEW YORK (0.1%):
      New York City, Series C, 4.00%, 10/1/23 ...........  $   100,000(c)   $     100,000
                                                                            -------------

  NORTH DAKOTA (2.3%):
      Grand Forks, Health Care, United Hospital, 3.70%,
        12/1/16 .........................................    3,000,000(c)       3,000,000
                                                                            -------------

        Total Municipal Short-Term Securities
          (cost: $5,000,000) ............................                       5,000,000
                                                                            -------------

        Total Investments in Securities
          (cost: $123,366,973) (f) ......................                   $ 132,664,317
                                                                            -------------
                                                                            -------------

NOTES TO INVESTMENTS IN SECURITIES
(a) SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 TO THE FINANCIAL STATEMENTS.
(b)  PORTFOLIO ABBREVIATIONS AND DEFINITIONS:
     AMT - ALTERNATIVE MINIMUM TAX. AS OF JANUARY 31, 1998, THE AGGREGATE MARKET VALUE OF SECURITIES SUBJECT TO THE ALTERNATIVE MINIMUM TAX IS $929,189, WHICH REPRESENTS 0.7% OF NET ASSETS.
     VRDN - VARIABLE RATE DEMAND NOTE
     INVERSE FLOATER - REPRESENTS SECURITIES THAT PAY INTEREST AT RATES THAT INCREASE (DECREASE) IN THE SAME MAGNITUDE AS, OR IN A MULTIPLE OF, A DECREASE (INCREASE) IN THE MARKET RATE PAID ON A RELATED, FLOATING RATE SECURITY. INTEREST RATES DISCLOSED ARE IN EFFECT ON JANUARY 31, 1998.
(c) FLOATING OR VARIABLE RATE OBLIGATION MATURING IN MORE THAN ONE YEAR. THE INTEREST RATE, WHICH IS BASED ON SPECIFIC, OR AN INDEX OF, MARKET INTEREST RATES, IS SUBJECT TO CHANGE PERIODICALLY AND IS THE EFFECTIVE RATE ON JANUARY 31, 1998. THIS INSTRUMENT MAY ALSO HAVE A DEMAND FEATURE WHICH ALLOWS THE RECOVERY OF PRINCIPAL AT ANY TIME, OR AT SPECIFIED INTERVALS NOT EXCEEDING ONE YEAR, ON UP TO 30 DAYS' NOTICE. MATURITY DATE SHOWN REPRESENTS FINAL MATURITY.
(d) SECURITIES PURCHASED AS PART OF A PRIVATE PLACEMENT AND MAY NOT BE SOLD TO THE PUBLIC. THESE SECURITIES ARE CONSIDERED ILLIQUID. THE FUND IS NOT LIMITED IN ITS ABILITY TO INVEST IN ILLIQUID SECURITIES. AT THE DISCRETION OF THE FUND, THESE SECURITIES, EXCEPT DULUTH MINNESOTA HEALTH CARE TRUST CERTIFICATE, MAY BE CONVERTED WITHIN SEVEN DAYS INTO SECURITIES THAT ARE AVAILABLE FOR SALE TO THE PUBLIC. AT JANUARY 31, 1998, THE AGGREGATE VALUE OF THESE INVESTMENTS WAS $32,137,468 OR 24.7% OF TOTAL NET ASSETS. INFORMATION REGARDING THESE SECURITIES IS AS FOLLOWS:

                      SECURITY                            PAR      DATE ACQUIRED  COST BASIS
----------------------------------------------------  -----------  -------------  -----------
DUARTE REDEVELOPMENT AGENCY                           $ 5,000,000    9/96-2/97    $ 5,855,466
MUNICIPAL ELECTRICAL AUTHORITY                         10,000,000      10/95       10,879,724
COMSTOCK PARK PUBLIC SCHOOL                             3,145,000   10/95-7/96      3,744,197
KENT HOSPITAL FINANCIAL AUTHORITY-MICHIGAN HOSPITALS    4,000,000    9/96-2/97      4,707,224
MINNEAPOLIS SPECIAL SCHOOL DISTRICT                     3,630,000      2/97         3,408,128
DULUTH MINNESOTA HEALTH CARE TRUST CERTIFICATE          1,110,000      5/94         1,155,489

(E) ON JANUARY 31, 1998, THE TOTAL COST OF INVESTMENTS PURCHASED ON A WHEN-ISSUED BASIS WAS $4,122,180.
(F) ON JANUARY 31, 1998, THE COST OF INVESTMENTS IN SECURITIES FOR FEDERAL INCOME TAX PURPOSES WAS $123,336,673. THE AGGREGATE GROSS UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES BASED ON THIS COST WERE AS FOLLOWS:

      GROSS UNREALIZED APPRECIATION ......  $  9,376,568
      GROSS UNREALIZED DEPRECIATION ......       (48,924)
                                            ------------
        NET UNREALIZED APPRECIATION ......  $  9,327,644
                                            ------------
                                            ------------

---------------------------------------------------------------------

          1998 Annual Report  20  American Municipal Income Portfolio

Independent Auditors' Report
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS
AMERICAN MUNICIPAL INCOME PORTFOLIO INC.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of American Municipal Income Portfolio Inc. as of January 31, 1998, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended January 31, 1998, and the financial highlights presented in note 8 to the financial statements. These financial statements and the financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased but not received, we request confirmations from brokers and, where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of American Municipal Income Portfolio Inc. as of January 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.

KPMG Peat Marwick LLP
Minneapolis, Minnesota
March 6, 1998

---------------------------------------------------------------------

          1998 Annual Report  21  American Municipal Income Portfolio

        Federal Income Tax Information
--------------------------------------------------------------------------------

               The following per-share information describes the federal tax treatment of distributions made during the fiscal year. Exempt-interest dividends are exempt from federal income tax and should not be included in your gross income, but need to be reported on your income tax return for informational purposes. Please consult a tax advisor on how to report these distributions at the state and local levels.

                  COMMON STOCK INCOME DISTRIBUTIONS
                  (INCOME FROM TAX-EXEMPT SECURITIES, 99.94% QUALIFYING AS EXEMPT-INTEREST DIVIDENDS)

PAYABLE DATE                               AMOUNT
----------------------------------------  --------
February 26, 1997 ......................  $0.06275
March 26, 1997 .........................   0.06275
April 23, 1997 .........................   0.06275
May 28, 1997 ...........................   0.06275
June 25, 1997 ..........................   0.06275
July 23, 1997 ..........................   0.06275
August 27, 1997 ........................   0.06275
September 24, 1997 .....................   0.06275
October 29, 1997 .......................   0.06275
November 24, 1997 ......................   0.06775
December 17, 1997 ......................   0.06275
January 12, 1998 .......................   0.06275
                                          --------
    Total ..............................  $0.75800
                                          --------
                                          --------

                  PREFERRED STOCK INCOME DISTRIBUTIONS
                  (INCOME FROM TAX-EXEMPT SECURITIES, 99.94% QUALIFYING AS EXEMPT-INTEREST DIVIDENDS)

PAYABLE DATE
----------------------------------------
Total class T ..........................  $899.65
Total class TH .........................  $900.00

---------------------------------------------------------------------

          1998 Annual Report  22  American Municipal Income Portfolio

        Shareholder Update
--------------------------------------------------------------------------------

                  ANNUAL MEETING RESULTS
               An annual meeting of the fund's shareholders was held on August 20, 1997. Each matter voted upon at that meeting, as well as the number of votes cast for, against or withheld, the number of abstentions, and the number of broker non-votes with respect to such matters, are set forth below.

               1. The fund's preferred shareholders elected the following directors:

                                             SHARES       SHARES WITHHOLDING
                                           VOTED "FOR"    AUTHORITY TO VOTE
                                          -------------   ------------------
David T. Bennett .......................      1,125               16
William H. Ellis .......................      1,125               16

               2. The fund's preferred and common shareholders, voting as a class, elected the following directors:

                                             SHARES       SHARES WITHHOLDING
                                           VOTED "FOR"    AUTHORITY TO VOTE
                                          -------------   ------------------
Jaye F. Dyer ...........................    3,594,544           47,731
Karol D. Emmerich ......................    3,593,617           48,658
Luella G. Goldberg .....................    3,593,150           49,125
David A. Hughey ........................    3,594,544           47,731
George Latimer .........................    3,593,368           48,907

               3. The fund's preferred and common shareholders, voting as a class, ratified the selection by a majority of the independent members of the fund's Boards of Directors of KPMG Peat Marwick LLP as the independent public accountants for the fund for the fiscal year ending January 31, 1998. The following votes were cast regarding this matter:

     SHARES            SHARES                        BROKER
  VOTED "FOR"      VOTED "AGAINST"    ABSTENTIONS   NON-VOTES
 --------------   -----------------   -----------   ---------
    3,591,527           25,489           25,258        --

                  TERMS AND CONDITIONS OF THE DIVIDEND REINVESTMENT PLAN
               As a shareholder, you may choose to participate in the Dividend Reinvestment Plan. It's a convenient and economical way to buy

---------------------------------------------------------------------

          1998 Annual Report  23  American Municipal Income Portfolio

--------------------------------------------------------------------------------
               additional shares of the fund by automatically reinvesting dividends and capital gains. The plan is administered by Investors Fiduciary Trust Company (IFTC), the plan agent.

                  ELIGIBILITY/PARTICIPATION
               You may join the plan at any time. Reinvestment of distributions will begin with the next distribution paid, provided your request is received at least 10 days before the record date for that distribution.

               If your shares are in certificate form, you may join the plan directly and have your distributions reinvested in additional shares of the fund. To enroll in this plan, call IFTC at 1-800-543-1627. If your shares are registered in your brokerage firm's name or another name, ask the holder of your shares how you may participate.

               Banks, brokers or nominees, on behalf of their beneficial owners who wish to reinvest dividend and capital gains distributions, may participate in the plan by informing IFTC at least 10 days before each share's dividend and/or capital gains distribution.

                  PLAN ADMINISTRATION
               Beginning no more than five business days before the dividend payment date, IFTC will buy shares of the fund on the New York Stock Exchange (NYSE) or elsewhere on the open market.

               The fund will not issue any new shares in connection with the plan. All reinvestments will be at a market price plus a pro rata share of any brokerage commissions, which may be more or less than the fund's net asset value per share. The number of shares allocated to you is determined by dividing the amount of the dividend or distribution by the applicable price per share.

               There is no direct charge for reinvestment of dividends and capital gains, since IFTC fees are paid for by the fund. However, each participant pays a pro rata portion of the brokerage commissions. Brokerage charges are expected to be lower than those for

---------------------------------------------------------------------

          1998 Annual Report  24  American Municipal Income Portfolio

--------------------------------------------------------------------------------
               individual transactions because shares are purchased for all participants in blocks. As long as you continue to participate in the plan, distributions paid on the shares in your account will be reinvested.

               IFTC maintains accounts for plan participants holding shares in certificate form and will furnish written confirmation of all transactions, including information you need for tax records. Reinvested shares in your account will be held by IFTC in noncertificated form in your name.

                  TAX INFORMATION
               Distributions invested in additional shares of the fund are subject to income tax, just as they would be if received in cash. Shareholders, as required by the Internal Revenue Service, will receive Form 1099 regarding the federal tax status of the prior year's distributions.

                  PLAN WITHDRAWAL
               If you hold your shares in certificate form, you may terminate your participation in the plan at any time by giving written notice to IFTC. If your shares are registered in your brokerage firm's name, you may terminate your participation via verbal or written instructions to your investment professional. Written instructions should include your name and address as they appear on the certificate or account.

               If notice is received at least 10 days before the record date, all future distributions will be paid directly to the shareholder of record.

               If your shares are issued in certificate form and you discontinue your participation in the plan, you (or your nominee) will receive an additional certificate for all full shares and a check for any fractional shares in your account.

---------------------------------------------------------------------

          1998 Annual Report  25  American Municipal Income Portfolio

--------------------------------------------------------------------------------

                  PLAN AMENDMENT/TERMINATION
               The fund reserves the right to amend or terminate the plan. Should the plan be amended or terminated, participants will be notified in writing at least 90 days before the record date for such dividend or distribution. The plan may also be amended or terminated by IFTC with at least 90 days written notice to participants in the plan.

               Any question about the plan should be directed to your investment professional or to Investors Fiduciary Trust Company, P.O. Box 419432, Kansas City, Missouri 64141, 1-800-543-1627.

---------------------------------------------------------------------

          1998 Annual Report  26  American Municipal Income Portfolio

                         THIS PAGE WAS INTENTIONALLY LEFT BLANK.

--------------------------------------------------------------------------------

          1998 Annual Report   27   American Municipal Income Portfolio

GLOSSARY OF TERMS ***
--------------------------------------------------------------------------------

BENCHMARK
A benchmark is an established basis of comparison for an investment's performance. A benchmark may be an unmanaged market index or a group of similar investments.

EFFECTIVE DURATION
Effective duration estimates how much the value of a security is expected to change with a given change in interest rates. Longer effective durations indicate more sensitivity to changes in interest rates. For example, if interest rates were to increase by 1%, the market value of a bond with an effective duration of five years would decrease by about 5%, with all other factors being constant. It is important to remember that effective duration is based on certain assumptions and has several limitations. It is most effective as a measure when interest rate changes are small, rapid and occur equally across all points of the yield curve. In addition, effective duration is difficult to calculate precisely, especially in the case of a bond that is callable prior to maturity, and can be greatly affected by interest rate changes.

FEDERAL FUNDS RATE
The federal funds rate is the interest charged by banks with excess reserves at a Federal Reserve district bank to banks needing overnight loans to meet reserve requirements. The federal funds rate is the most sensitive indicator of the direction of interest rates, since it is set daily by the market, unlike the prime rate and the discount rate, which are periodically changed by banks and the Federal Reserve Board, respectively.

PREFERRED STOCK
This fund holds preferred stock, which pays dividends at a specified rate and has preference over common stock in the payments of dividends and the liquidation of assets. Rates paid on preferred stock are reset every seven days and are based on short-term, tax-exempt interest rates. Preferred shareholders accept these short-term rates in exchange for low credit risk (shares of preferred stock are rated AAA by Moody's and S&P) and high liquidity (shares of preferred stock trade at par and are remarketed every seven days). The proceeds from the sale of preferred stock are invested at intermediate- and long-term tax-exempt rates. Because these intermediate- and long-term rates are normally higher than the short-term rates paid on preferred stock, common shareholders benefit by receiving higher dividends and/or an increase to the dividend reserve. However, the risk of having preferred stock is that if short-term rates rise higher than intermediate- and long-term rates, creating an inverted yield curve, common shareholders may receive a lower rate of return than if their fund did not have any preferred stock outstanding. This type of economic environment is unusual and historically has been short term in nature. Investors should also be aware that the issuance of preferred stock results in the leveraging of common stock, which increases the volatility of both the net asset value of the fund and, potentially, the market value of shares of common stock.


*** This symbol represents a graduation cap, used throughout this report to indicate terms defined in the glossary.


--------------------------------------------------------------------------------

          1998 Annual Report   28   American Municipal Income Portfolio

DIRECTORS
--------------------------------------------------------------------------------
DAVID T. BENNETT, Chairman, Highland Homes, Inc., USL Products, Inc., Kiefer Built, Inc., of Counsel, Gray, Plant, Mooty, Mooty & Bennett, P.A.
JAYE F. DYER, President, Dyer Management Company
WILLIAM H. ELLIS, Retired President, Piper Jaffray Companies Inc., Piper Capital Management Incorporated
KAROL D. EMMERICH, President, The Paraclete Group
LUELLA G. GOLDBERG, Director, TCF Financial, ReliaStar Financial Corp., Hormel Foods Corp.
DAVID A. HUGHEY, Retired Executive Vice President and Chief Administrative Officer of Dean Witter InterCapital Inc. and Dean Witter Trust Co.
GEORGE LATIMER, Chief Executive Officer, National Equity Funds

OFFICERS
--------------------------------------------------------------------------------
WILLIAM H. ELLIS, Chairman of the Board
PAUL A. DOW, President
ROBERT H. NELSON, Vice President and Treasurer
SUSAN SHARP MILEY, Secretary

INVESTMENT ADVISOR
--------------------------------------------------------------------------------
PIPER CAPITAL MANAGEMENT INCORPORATED
222 South Ninth Street, Minneapolis, MN  55402-3804

CUSTODIAN, ACCOUNTING AND TRANSFER AGENT
--------------------------------------------------------------------------------
INVESTORS FIDUCIARY TRUST COMPANY
801 Pennsylvania, Kansas City, MO  64105-1307

INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
KPMG PEAT MARWICK LLP
4200 Norwest Center, Minneapolis, MN  55402

LEGAL COUNSEL
--------------------------------------------------------------------------------
DORSEY & WHITNEY LLP
220 South Sixth Street, Minneapolis, MN  55402

FOR MORE INFORMATION

BY PHONE [LOGO]

800 866-7778

FOR GENERAL INFORMATION
press 5, our Mutual Fund Services representatives are ready to answer your questions.

TO ORDER LITERATURE
press 5, ask a service representative to mail you additional literature, including a Quarterly Update. You can also request to be put on a mailing list to receive this information automatically each quarter.

BY MAIL [LOGO]

Piper Capital Management
Attn: Mutual Fund Services
222 South Ninth Street
Minneapolis, MN 55402-3804

In an effort to reduce costs to our shareholders, we have implemented a process to reduce duplicate mailings of the fund's shareholder reports. This householding process should allow us to mail one report to each address where one or more registered shareholders with the same last name reside. If you would like to have additional reports mailed to your address, please call our Mutual Fund Services area at
800 866-7778, or mail a request to us.

ON-LINE  [LOGO]

http://www.piperjaffray.com/

[LOGO]

[LOGO] THIS DOCUMENT IS PRINTED ON PAPER MADE FROM
       100% TOTAL RECOVERED FIBER, INCLUDING 15% POST-CONSUMER WASTE.


#21410    3/1998    071-98